Income Taxes (Details) - USD ($)	6 Months Ended
	Dec. 31, 2022	Jun. 30, 2022	Jun. 30, 2021
Income Taxes (Details) [Line Items]
Percentage of future taxable income for unlimited years	80.00%
Deferred tax assets	$ 487,000	$ 442,000
Increased decreased in valuation allowance	$ 12,949,448	11,716,701
Maximum [Member]
Income Taxes (Details) [Line Items]
Increased decreased in valuation allowance		1,232,747	$ 11,342,917
Minimum [Member]
Income Taxes (Details) [Line Items]
Increased decreased in valuation allowance		11,716,701	$ 373,784
Hong Kong [Member]
Income Taxes (Details) [Line Items]
Federal statutory income tax rate	16.50%
Net operating loss carryforward	$ 12,500,000	11,300,000
Business Combination [Member]
Income Taxes (Details) [Line Items]
Business combination, description	The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in Hong Kong. If the Company is unable to generate taxable income in its Hong Kong operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $12.5 million and $11.3 million related to its Hong Kong operations as of December 31, 2022 and June 30,2022, respectively.
CACM and Baytao [Member]
Income Taxes (Details) [Line Items]
Federal statutory income tax rate	21.00%
State of new york	7.10%
Effective tax rate	26.60%
Net operating loss carryforward	$ 1,700,000	$ 1,500,000
Deferred tax asset allowance, percentage	100.00%